FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
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           (EXACT NAME OF THE FUND AS SPECIFIED IN ITS CHARTER)


               Maryland                               52-2372415
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      (STATE OF INCORPORATION OR         (I.R.S. EMPLOYER IDENTIFICATION NO.)
             ORGANIZATION)


           605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                 Name of each exchange on which
         to be so registered                 each class is to be registered
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          Shares of Common Stock,                      American Stock Exchange
        $0.0001 Par Value Per Share

        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following box.             |X|

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to
General Instruction A.(d), check the following box.             | |

        Securities Act registration statement file number to which this form relates: 333-97283

        Securities to be registered pursuant to Section 12(g) of the Act:


                                      None
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                                (Title of Class)



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                        INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1:  Description of Registrant's Securities to be Registered.

The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of Shares" in the Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (Nos. 333-97283 and 811-21168) as filed electronically with the Securities and Exchange Commission on September 3, 2002 ("Pre-Effective Amendment"), as the same may be amended.

Item 2:  Exhibits.

        (a)    The following exhibits are being filed with the Commission:

               1. Registrant's Pre-Effective Amendment is incorporated herein by reference.

               2. Articles of Incorporation of Registrant, which were filed electronically as exhibit (a) to the Registrant's Registration Statement on Form N-2 filed July 31, 2002, is incorporated herein by reference.

               4. By-Laws of Registrant, which were filed electronically as exhibit (b) to the Registrant's Registration Statement on Form N-2 filed July 31, 2002, are incorporated herein by reference.









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                                    Signature

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on behalf of the undersigned, thereto duly authorized, this 12th day of September 2002.


               NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.


                                    By:        /s/ Peter Sundman
                                        -------------------------------------
                                          Name:  Peter Sundman
                                          Title: President and Director














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